UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

      The following unaudited pro forma condensed consolidated balance sheet combines the historical balance sheets of Lower Lakes and Rand as of December 31, 2005, giving effect to the transactions described in the Stock Purchase Agreement as if they had occurred on December 31, 2005.

      1 The Stock Purchase Agreement provides for the acquisition of all of the outstanding shares of capital stock of Lower Lakes by LL Acquisition Corp. for an aggregate cash purchase price of $53,730,000 less an amount necessary to retire all of the outstanding senior and subordinated debt of Lower Lakes, Lower Lakes Transportation and Grand River as of the closing date of the acquisition, and less the redemption price of the shares of Grand River not held by Lower Lakes, which redemption price will be funded by Rand. The purchase price is subject to a post-closing adjustment based on Lower Lakes' net working capital as of January 15, 2006.

      The following unaudited pro forma condensed consolidated statements of operations combine (i) the historical statement of operations of Rand for the twelve months ended December 31, 2005 and the historical statement of operations of Lower Lakes for the twelve months ended December 31, 2005 giving effect to the acquisition as if it had occurred on January 1, 2005. The unaudited Lower Lakes statement of operations for the twelve months ended December 31, 2005 was deduced from the Lower Lakes' statements of operations for the nine month periods ended December 31, 2005, the twelve month period ended March 31, 2005 and the nine month period ended December 31, 2004.

      We are providing this information to aid you in your analysis of the financial aspects of the acquisition. The unaudited pro forma condensed consolidated financial statements described above should be read in conjunction with the historical financial statements of Lower Lakes and Rand and the related notes thereto. The Pro Forma adjustments are preliminary and the unaudited pro forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the acquisition taken place on the dates noted, or the future financial position or operating results of Rand.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 2005

                                                                                         Pro Forma                     Pro Forma
                                      Lower Lakes                 Rand                  Adjustments     Note 1         Combined
                                    -------------            -------------             -------------                --------------
             ASSETS
CURRENT
   Cash and cash reserved
   for repairs and drydock
   expenditures                     $   2,492,077            $     176,945             $  15,000,000     (a)        $    5,965,994
                                                                                          21,906,308     (b)
                                                                                          24,511,698     (c)
                                                                                         (43,866,235)    (d)
                                                                                          (3,640,590)    (f)
                                                                                            (750,000)    (i)
                                                                                          (9,864,209)    (h)
   Accounts receivable, net             8,125,659                                                                        8,125,659
     Prepaid expenses and other
       current assets                   2,347,396                   17,815                                               2,365,211
   Investments held in trust                                    24,511,698               (24,511,698)    (c)
   Deferred income taxes                  123,378                                                                          123,378
----------------------------------------------------------------------------------------------------------------------------------
                                       13,088,510               24,706,458               (21,214,726)                   16,580,242

CAPITAL ASSETS, NET                    34,790,439                                          2,700,000  (h), (l)          37,490,439
DEFERRED INCOME TAXES                   5,335,159                                                                        5,335,159
DEFERRED ACQUISITION COSTS                                       2,083,097                (2,083,097)    (h)                    --
DEFERRED DRYDOCK AND FINANCING
  COSTS, NET                            5,836,504                                            579,834     (b)             5,679,051
                                                                                          (2,572,000) (b), (d)
                                                                                           1,814,713     (f)
INTANGIBLE ASSETS                              --                                         11,068,837     (h)            11,068,837
----------------------------------------------------------------------------------------------------------------------------------
                                    $  59,050,612            $  26,789,555             $  (9,686,439)               $   76,153,728
==================================================================================================================================
LIABILITIES
CURRENT                             $  10,513,134            $   2,096,275             $   2,250,000     (b)        $   10,532,637
                                                                                          (2,501,772)    (d)
                                                                                          (1,825,000)    (f)
LONG-TERM DEBT
   Long-term debt - senior and
   subordinated                        41,364,463                                         20,236,142     (b)            20,400,142
                                                                                         (41,364,463)    (d)
   Long-term obligation - vessel
   lease                                1,758,132                                                                        1,758,132
   Deferred income taxes                4,233,537                                            950,000     (h)             5,183,537
   Common stock subject to
   conversion                                                    4,744,826                (4,744,826)    (j)                    --
   Convertible notes                   10,057,529                                        (10,057,529)    (e)                    --
----------------------------------------------------------------------------------------------------------------------------------

                                       57,413,661                4,744,826               (34,980,676)                   27,177,811
----------------------------------------------------------------------------------------------------------------------------------
MINORITY INTEREST                              --                                                                               --
----------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
   Convertible preferred
   shares                                                                                 15,000,000     (a)            14,500,000
                                                                                            (500,000)    (f)
   Common stock par value                                              560                                                     560
   Share capital                        1,383,575                                         10,057,529     (e)
                                                                                          (1,720,016)    (g)
                                                                                          (9,721,088)    (h)

   Due from shareholder                (1,720,016)                                         1,720,016     (g)                    --

   Additional paid in capital           1,482,353               19,844,465                (1,482,353)    (h)            24,629,291
                                                                                           4,744,826     (j)

   Accumulated deficit                 (4,987,472)                  63,439                 4,987,472     (h)              (686,571)
                                                                                            (750,000)    (i)

   Accumulated other
     comprehensive loss                (5,034,623)                                         5,034,623     (h)                    --
----------------------------------------------------------------------------------------------------------------------------------
                                       (8,876,183)              19,948,454                27,371,009                    38,443,280
----------------------------------------------------------------------------------------------------------------------------------
                                    $  59,050,612            $  26,789,555             $  (9,686,439)               $   76,153,728
==================================================================================================================================

  See notes to unaudited pro forma condensed consolidated financial statements.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          Year ended December 31, 2005


                                                                                          Pro Forma                 Pro Forma
                                                   Lower Lakes           Rand            Adjustments   Note 1        Combined
                                                 --------------      ------------      --------------            --------------
REVENUE                                          $   61,240,535      $                 $                         $   61,240,535
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Outside voyage charter fees                           7,379,638                                                       7,379,638
Vessel operating expenses                            40,628,366                                                      40,628,366
Winter costs                                          1,625,671                                                       1,625,671
Administration                                        2,952,486           323,702                                     3,276,188
Depreciation                                          3,739,420                               200,000    (k)          3,939,420
Amortization of deferred drydock                      1,033,339                                                       1,033,339
costs
Foreign exchange gain                                  (276,251)                                                       (276,251)
Loss on asset disposal                                  113,405                                                         113,405
-------------------------------------------------------------------------------------------------------------------------------
                                                     57,196,074           323,702             200,000                57,719,776
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS)  FROM OPERATIONS                        4,044,461          (323,702)           (200,000)                3,520,759
-------------------------------------------------------------------------------------------------------------------------------

OTHER INCOME AND EXPENSES
Interest                                              3,596,750                            (1,600,000)   (d)          1,996,750
Other income                                            (16,463)         (581,555)                                     (598,018)
Loss on debt extinguishment                              52,130                                                          52,130
Amortization of deferred financing costs                864,264                                                         864,264
-------------------------------------------------------------------------------------------------------------------------------
                                                      4,496,681          (581,555)         (1,600,000)                2,315,126
-------------------------------------------------------------------------------------------------------------------------------
INCOME (LOSS) BEFORE INCOME TAXES AND
   MINORITY INTEREST                                   (452,220)          257,853           1,400,000                 1,205,633
-------------------------------------------------------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES                               91,184           169,249             490,000  (d), (k)         750,433
MINORITY INTEREST                                            --                                    --                        --
-------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS)                                $     (543,404)     $     88,604      $      910,000            $      455,200
-------------------------------------------------------------------------------------------------------------------------------

Pro forma net loss per share:
Pro forma weighted average outstanding shares - basic and
diluted                                                                 5,600,000                        (l)          5,600,000
                                                                     ------------                                --------------
Pro forma net loss per share - basic and diluted                     $       0.02                                $        (0.13)
                                                                     ------------                                --------------

  See notes to unaudited pro forma condensed consolidated financial statements.

    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. PRO FORMA ADJUSTMENTS

      Adjustments included in the column under the heading "Pro Forma Adjustments" include the following:

            (a) To reflect the issuance of $15,000,000 of Series A convertible preferred stock. $500,000 of closing costs were attributable to the Series A shares (see Note (d)).

            (b) To reflect the new $22,486,142 debt facility to be entered into in replacement of Lower Lakes' existing debt facility. $2,572,000 of deferred financing costs associated with replaced debt facilities were written off.

            (c) The funds held in trust by Rand will be released in connection with the acquisition.

            (d) The existing senior and subordinated debt of Lower Lakes will be extinguished for approximately $43,866,235. Based on interest rates attributable to the extinguished subordinated debt, interest savings expected as a result of lower debt levels are estimated to be $1,600,000 annually. The tax effect of such savings is estimated to be $570,000 at an estimated combined statutory tax rate of 35%.

            (e) The outstanding Lower Lakes convertible notes will be converted to common shares of Lower Lakes immediately prior to the acquisition.

            (f) Closing costs of approximately $3,640,590 will be paid by Rand.

            (g) P&B Ships Limited will return the shares of Lower Lakes it currently owns in exchange for extinguishment of the note payable to Lower Lakes.

            (h) The purchase price allocation to the fair values of assets and liabilities acquired after the existing long-term debt of Lower Lakes is extinguished is as follows:

    Purchase price of $53,730,000, including acquisition
    costs attributed to the business combination of $1,563,974     $ 55,293,974
                                                                   ------------

    Current assets                                                   13,088,510
    Capital assets                                                   37,490,439
    Intangible assets (goodwill)                                     11,068,837
    Deferred drydock, financing costs and deferred tax assets         9,495,858
    Current liabilities                                             (10,513,134)
    Long-term liabilities and deferred tax liabilities               (4,440,341)
                                                                   ------------
                                                                   $ 55,293,974
                                                                   ============

                  This purchase price allocation is preliminary and will be subject to a final determination subsequent to the closing of the acquisition of Lower Lakes by Rand. The final determination of the purchase price allocation may result in material allocation differences when compared to this preliminary allocation and the impact of the revised allocation may have a material effect on the actual results of operation and financial position of the merged entities. As a result of the application of purchase accounting, the accounts in the minority interest and shareholders' deficiency section of the balance sheet of Lower Lakes were eliminated.

            (i) Immediately following the purchase of Lower Lakes shares by LL Acquisition, Grand River will redeem the remaining 75% of its outstanding shares for $750,000.

            (j) Reflects the reclassification of common stock subject to redemption, classified as a liability in the December 31, 2005 balance sheet of Rand, to equity as no stockholders demanded redemption of their shares in connection with the business combination between Rand and Lower Lakes.

            (k) Increased depreciation of approximately $200,000 per year results from a fair value increment of $2,700,000 assigned to vessels with an assumed average remaining life of 15 years. The tax effect of this adjustment has been calculated based on an assumed combined statutory tax rate of 35%.

            (l) Pro forma net income per share. The following table provides details regarding the calculation of basic and diluted pro forma net income per share for the pro forma statements of operations.

                                                              Income              Shares         Per Share Amount
                                                           ------------        -----------       ----------------
        Twelve months ended December 31, 2005

        Pro forma net income                               $    455,200

        Less: convertible preferred stock dividends          (1,162,500)
                                                           ------------

        Pro forma basic and diluted loss per share
        Pro forma loss applicable to common
        stockholders                                           (707,300)         5,600,000         $    (0.13)
                                                           ==================================================

        Effect of dilutive securities:

        Warrants                                                     --          8,720,549

        Convertible preferred stock                           1,162,500          2,419,355
                                                           ------------       ------------

        Pro forma diluted net loss per share                   (584,800)        16,739,904         $    (0.03)
                                                           ============       ============         ==========

                  The pro forma diluted loss per share excludes the potential dilutive effect of convertible preferred shares and warrants issued by Rand of 2,419,355 shares and 8,720,549 common shares, respectively, as the inclusion of these items is anti-dilutive.